Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of June 28, 2017 among (i) HIE RETAIL, LLC, a Hawaii limited liability company (“HIE”), (ii) MID PAC PETROLEUM, LLC, a Delaware limited liability company (“Mid Pac” and, together with HIE, collectively, the “Borrowers” and, individually, a “Borrower”), (iii) the Lenders (as defined in the Credit Agreement referenced below) party hereto and (iv) KEYBANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”).
RECITALS:

A.    The Borrowers, the Administrative Agent and the Lenders are parties to the Credit Agreement, dated as of December 17, 2015 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”).
B.    The Borrowers, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement to modify certain provisions thereof.
AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrowers, the Administrative Agent and the Lenders party hereto agree as follows:
Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.
Section 2.     Amendments to the Credit Agreement.
2.1    New Definition. Section 1.01 of the Credit Agreement is hereby amended to add the following new definition thereto:
““June 2017 Special Distribution” means the payment in cash on or before June 30, 2017 by each Borrower of a Capital Distribution to its respective sole member totaling no more than $15,000,000 in the aggregate for both such Capital Distributions.”
2.2    Fixed Charge Coverage Ratio. The definition of “Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Fixed Charge Coverage Ratio” means, with respect to any Testing Period, the ratio of (a) the sum of (i) Combined EBITDA for such period minus (ii) Combined Income Tax Expense due and owing by any of the Credit Parties or any of their respective Subsidiaries during such period and required to be paid in cash, minus (iii) Cash Capital Expenditures due and owing by any of the Credit Parties or any of their respective Subsidiaries during such period and required to be paid in cash, minus (iv) Capital Distributions made or required to be made by any of the Credit Parties or any of their respective Subsidiaries during such period (other than the June 2017 Special Distribution), to (b) Combined Fixed Charges for such period.”
2.3    Interest Coverage Ratio. The definition of “Interest Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

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““Interest Coverage Ratio” means, with respect to any Testing Period, the ratio of (a) Combined EBITDA for such period to (b) Combined Interest Expense paid or payable in cash during such period.”
2.4    Excess Cash Flow Prepayment. Section 2.13(c)(iv) of the Credit Agreement is hereby amended to delete the phrase “Within 60 days after the last day of each fiscal quarter of the Borrowers ending after December 31, 2015,” therefrom and to insert in place thereof the following:
“Within 60 days after the last day of each fiscal quarter of the Borrowers ending after December 31, 2015 (other than the fiscal quarter of the Borrowers ending June 30, 2017),”
2.5    June 2017 Special Distribution. Section 7.06 of the Credit Agreement is hereby amended to delete the word “and” from the end of clause (d), replace the period (.) at the end of clause (e) with a semicolon (;) and insert the following new clause (f):
“(f)    the Borrowers may make the June 2017 Special Distribution to their respective members, which Capital Distributions may then be further distributed to the Parent, in each case, on or before June 30, 2017, provided that, after giving pro forma effect to each such Capital Distribution, on the date any such Capital Distribution is declared and on the date it is made, (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (ii) the aggregate amount of unrestricted cash and Cash Equivalents of the Borrowers and their Subsidiaries, together with Revolving Availability, shall be greater than or equal to $10,000,000.”
Section 3.     Effectiveness. The amendments set forth above shall become effective on the date first above written if the following conditions precedent have been satisfied on or before the date of this Amendment (the “Effective Date”):
(a)    this Amendment shall have been executed by the Borrowers, the Administrative Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and
(b)    the Administrative Agent shall have received all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Administrative Agent, to the extent invoiced on or prior to the Effective Date) in connection with the preparation, negotiation and effectiveness of this Amendment and the other documents being executed or delivered in connection herewith.
Section 4.     Miscellaneous.
4.1    Representations and Warranties. Each Borrower, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)    each Borrower has the legal power and authority to execute and deliver this Amendment;
(b)    the officers executing this Amendment on behalf of each Borrower have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof;

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(c)    no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment;
(d)    this Amendment constitutes the legal, valid and binding agreement and obligation of each Borrower, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and
(e)    each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.
4.2    Credit Agreement Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment shall be a Loan Document.
4.3    Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.
4.4    Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature or other electronic transmissions, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
4.5    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.6    JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY LOAN DOCUMENT (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER, LC ISSUER OR CREDIT PARTY IN CONNECTION THEREWITH.
[Signature pages follow.]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

MID PAC PETROLEUM, LLC, as a Borrower By:/s/ James Matthew Vaughn Name: James Matthew Vaughn Title: Vice President and Secretary
HIE RETAIL, LLC, as a Borrower By: /s/ James Matthew Vaughn Name: James Matthew Vaughn Title: Vice President and Secretary

[Amendment No. 2 to Credit Agreement Signature Page]
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KEYBANK NATIONAL ASSOCIATION, as a Lender and the Administrative Agent By: /s/ Tad L. Stainbrook Name: Tad L. Stainbrook Title: Vice President

[Amendment No. 2 to Credit Agreement Signature Page]
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BANK OF HAWAII, as a Lender By: /s/ Matthew Luga Name: Matthew Luga Title: Assistant Vice President

[Amendment No. 2 to Credit Agreement Signature Page]
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AMERICAN SAVINGS BANK, F.S.B., as a Lender By: /s/ Edward Chin Name: Edward Chin Title: First Vice President

[Amendment No. 2 to Credit Agreement Signature Page]
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RAYMOND JAMES BANK, N.A., as a Lender By: /s/ Jason Williams Name: Jason Williams Title: Vice President

[Amendment No. 2 to Credit Agreement Signature Page]
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CENTRAL PACIFIC BANK, as a Lender By: /s/ Craig Taylor Name: Craig Taylor Title: Senior Vice President

[Amendment No. 2 to Credit Agreement Signature Page]
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